FIRST
INVESTORS
GOVERNMENT
FUND, INC.

ANNUAL
REPORT



DECEMBER 31, 1996


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

Our business is...putting investors first

The following appears on the bottom lefthand side:


FIGV085


Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

The current economic expansion extended to its fifth year in 1996. The economy grew by 3.4% during the year with the core rate of consumer price inflation increasing 2.6%, its slowest pace since the mid-1960's. The combination of moderate growth and low inflation provided a positive background for the financial markets. The broad stock market averages made new highs in 1996 while long-term interest rates moved somewhat higher during the year. Besides the economy, the markets benefited from strong demand for U.S. securities. Individual investors bought a record amount of stock mutual funds, while foreign investors bought a record amount of U.S. Treasury bonds.

Long-term U.S. Treasury bond yields rose approximately 70 basis points (.70%) as the length of the economic expansion raised concerns of accelerating inflation. As interest rates increased, mortgage-backed bonds outperformed Treasury bonds as investors bought the former to take advantage of their higher yield. Over the course of the year, tighter spreads and mortgage-backed bonds higher yields resulted in approximately 265 basis points (2.65%) of additional total return versus U.S. Treasury securities.

To meet the objective of current income, the Fund was generally 90% invested in GNMA mortgage-backed bonds which offered yields anywhere from 1% to 1.5% greater than comparable maturity Treasury securities. The Fund also responded to trends in interest rates by buying or selling Treasury securities and adjusting the weighted average maturity and coupon of its GNMA holdings. In particular, during the first half of the year, as the market declined, the Fund reduced its interest rate exposure by lowering its Treasury holdings, increasing its GNMA holdings, and decreasing the weighted average maturity of the GNMA securities. During the second half of 1996, as the market stabilized and then rallied, the Fund increased its Treasury holdings, decreased its GNMA holdings, and increased the weighted average maturity of the GNMA securities. The Fund ended the year with 80% of its assets invested in GNMA mortgage-backed bonds, 7% in FNMA mortgage-backed bonds, 11% in U.S. Treasury or agency notes and 2% in other assets.

During 1996, the Government Fund had a total return on a net asset value basis of 3.5% on Class A shares. In comparison, the average return for GNMA bond funds was 3.8% according to Lipper Analytical Services, Inc. Class B shares returned 2.7%. In 1996, the Fund declared dividends from net investment income of 63.8 cents per Class A share and 56.4 cents per Class B share.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten year bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Looking forward, the factors that benefited the markets in 1996 appear likely to continue in 1997: moderate growth, low inflation, and strong demand for financial assets. A significant risk to the market is that inflation may increase due to the length of the economic expansion. This could lead the Federal Reserve to raise interest rates, hurting both the bond and stock markets. On the other hand, the markets may be positively surprised by legislation from the President and Congress to eliminate the federal budget deficit. We will continue to be alert to events that may affect the value of your investments.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
and Portfolio Manager
January 31, 1997



Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Government Fund, Inc. (Class A shares) and the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index.


The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

        FIRST INVESTORS          SALOMON         SALOMON
             GOVERNMENT         MORTGAGE      GOVERNMENT
JAN 1987          9,375           10,000          10,000
DEC 1987          9,328           10,406          10,194
DEC 1988         10,178           11,322          10,914
DEC 1989         11,402           13,038          12,483
DEC 1990         12,459           14,458          13,559
DEC 1991         14,373           16,721          15,632
DEC 1992         15,272           17,953          16,758
DEC 1993         15,881           19,217          18,548
DEC 1994         15,369           18,942          17,923
DEC 1995         17,671           22,119          21,220
DEC 1996         18,292           23,304          21,844

(INSET BOX IN CHART READS:)
                            As of December 31, 1996

                        Average Annual Total Returns*
Class A Shares          N.A.V. Only     S.E.C  Standardized
One Year                  3.51%                   (2.92)%
Five Years                4.87%                    3.53%
Ten Years                 6.91%                    6.22%
S.E.C. 30-Day Yield                     5.68%
Class B Shares
One Year                  2.73%                   (1.37)%
Since Inception
(1/12/95)                 8.33%                    6.10%
S.E.C. 30-Day Yield                     5.32%

The graph compares a $10,000 investment in the First Investors Government Fund, Inc. (Class A shares) beginning 1/1/87 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V.
Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% for Class A shares (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A shares "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (3.14)%, 3.32% and 6.00%, respectively, and the S.E.C. 30-Day Yield for December 1996 would have been 5.44%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been (1.60)% and 5.75%, respectively, and the S.E.C. 30-Day Yield for December 1996 would have been 5.06%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
      Principal
         Amount    Security                                                                                               Value
--------------------------------------------------------------------------------------------------------------------------------
                   MORTGAGE-BACKED CERTIFICATES--87.3%
                   Federal National Mortgage Association Program--7.4%
        $14,230M   7%, 5/1/2024-1/1/2026                                                                            $13,963,126
--------------------------------------------------------------------------------------------------------------------------------
                   Government National Mortgage Association I Program--57.1%
         18,689M   7%, 4/15/2023-6/15/2024                                                                           18,389,294
         26,547M   7 1/2%, 9/15/2021-4/15/2024                                                                       26,709,298
         16,755M   8%, 6/15/2022-9/15/2023                                                                           17,221,752
         42,101M   9%, 1/15/2016-12/15/2021                                                                          45,118,825
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    107,439,169
--------------------------------------------------------------------------------------------------------------------------------
                   Government National Mortgage Association II Program--22.8%
         38,496M   7%, 8/20/2025-11/20/2026                                                                          37,556,814
          2,061M   8%, 8/20/2016-10/20/2016                                                                           2,121,065
          3,019M   9%, 12/20/2016                                                                                     3,202,754
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     42,880,633
--------------------------------------------------------------------------------------------------------------------------------
                    Total Value of Mortgage-Backed Certificates (cost $163,685,160)                                 164,282,928
--------------------------------------------------------------------------------------------------------------------------------
                   UNITED STATES AGENCY BONDS--5.6%
         10,000M   Federal National Mortgage Association, 8 1/2%, 2/1/2005 (cost $10,389,973)                        10,519,700
--------------------------------------------------------------------------------------------------------------------------------
                   UNITED STATES TREASURY NOTES--5.3%
         10,000M   5 7/8%, 11/30/2001 (cost $9,876,563)                                                               9,856,250
--------------------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM CORPORATE NOTES--1.2%
          2,300M   Gannet Co., 5 1/2%, 1/8/1997 (cost $2,297,540)                                                     2,297,540
--------------------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $186,249,236)                                                            99.4%     186,956,418
Other Assets, Less Liabilities                                                                              .6        1,137,272
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                               100.0%    $188,093,690
================================================================================================================================

See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1996
--------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $186,249,236) (Note 1A)                      $186,956,418
Cash                                                                                                   311,911
Receivables:
Investment securities sold                                                        $14,114,848
Interest                                                                            1,447,382
Capital shares sold                                                                    77,412       15,639,642
                                                                                -------------
Other assets                                                                                            27,482
                                                                                                 -------------
Total Assets                                                                                       202,935,453
Liabilities
Payables:
Investment securities purchased                                                    14,074,442
Capital shares redeemed                                                               346,396
Cash portion of dividend payable January 20, 1997                                     173,354
Accrued expenses                                                                      129,287
Accrued advisory fee                                                                  118,284
                                                                                -------------
Total Liabilities                                                                                   14,841,763
                                                                                                 -------------
Net Assets (Note 4):
Class A (16,894,127 shares outstanding)                                           186,695,106
Class B (126,655 shares outstanding)                                                1,398,584     $188,093,690
                                                                                -------------     ============

Net Assets Consist of:
Capital paid in                                                                                   $209,497,460
Undistributed net investment income                                                                     84,473
Accumulated net realized loss on investment transactions                                           (22,195,425)
Net unrealized appreciation in value of investments                                                    707,182
                                                                                                 -------------
Total                                                                                             $188,093,690
                                                                                                  ============

Net asset value and redemption price per share--Class A                                                 $11.05
                                                                                                       =======

Maximum offering price per share--Class A ($11.05/.9375)*                                               $11.79
                                                                                                       =======

Net asset value and redemption price per share--Class B                                                 $11.04
                                                                                                       =======

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Operations
FIRST INVESTORS GOVERNMENT FUND, INC.
Year Ended December 31, 1996
---------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                    $15,044,474
Expenses (Notes 1 and 3):
Advisory fee                                                                       $1,988,037
Distribution plan expenses--Class A                                                   595,671
Distribution plan expenses--Class B                                                    11,985
Shareholder servicing costs                                                           474,863
Custodian fees                                                                         49,548
Professional fees                                                                      42,721
Reports and notices to shareholders                                                    40,378
Other expenses                                                                         66,557
                                                                                -------------
Total expenses                                                                      3,269,760
Less: Portion of advisory fee waived                                                 (489,874)
Custodian fees paid indirectly                                                         (6,248)
                                                                                -------------
Net expenses                                                                                         2,773,638
                                                                                                 -------------
Net investment income                                                                               12,270,836
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investments                                                   (1,232,902)
Net unrealized depreciation of investments                                         (4,653,836)
                                                                                -------------
Net loss on investments                                                                             (5,886,738)
                                                                                                 -------------
Net Increase in Net Assets Resulting from Operations                                                $6,384,098
                                                                                                 =============

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS GOVERNMENT FUND, INC.

------------------------------------------------------------------------------------------------------------------
Year Ended December 31                                                                    1996             1995
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                             $12,270,836      $14,247,434
Net realized gain (loss) on investments                                            (1,232,902)       3,588,431
Net unrealized appreciation (depreciation) of investments                          (4,653,836)      12,889,600
                                                                                 ------------     ------------
Net increase in net assets resulting from operations                                6,384,098       30,725,465
                                                                                 ------------     ------------
Dividends to Shareholders from:
Net investment income--Class A                                                    (11,494,009)     (14,373,435)
Net investment income--Class B                                                        (61,453)         (25,685)
                                                                                 ------------     ------------
Total dividends                                                                   (11,555,462)     (14,399,120)
                                                                                 ------------     ------------
Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                                           9,616,660       11,009,028
Value of dividends reinvested                                                       9,449,764       11,800,037
Cost of shares redeemed                                                           (44,314,807)     (41,080,675)
                                                                                 ------------     ------------
                                                                                  (25,248,383)     (18,271,610)
                                                                                 ------------     ------------
Class B:
Proceeds from shares sold                                                             674,440          893,299
Value of dividends reinvested                                                          53,224           23,146
Cost of shares redeemed                                                              (202,104)         (44,249)
                                                                                 ------------     ------------
                                                                                      525,560          872,196
                                                                                 ------------     ------------
Net decrease from capital share transactions                                      (24,722,823)     (17,399,414)
                                                                                 ------------     ------------
Net decrease in net assets                                                        (29,894,187)      (1,073,069)
Net Assets
Beginning of year                                                                 217,987,877      219,060,946
                                                                                 ------------     ------------
End of year (including undistributed net investment income of
$84,473 and $0, respectively)                                                    $188,093,690     $217,987,877
                                                                                 ============     ============

(a) Capital shares issued and redeemed
Class A:
Sold                                                                                  872,095        1,008,037
Issued for dividends reinvested                                                       857,565        1,073,060
Redeemed                                                                           (4,024,024)      (3,752,419)
                                                                                 ------------     ------------
Net decrease in Class A shares outstanding                                         (2,294,364)      (1,671,322)
                                                                                 ============     ============

Class B:
Sold                                                                                   60,779           81,380
Issued for dividends reinvested                                                         4,837            2,080
Redeemed                                                                              (18,407)          (4,014)
                                                                                 ------------     ------------
Net increase in Class B shares outstanding                                             47,209           79,446
                                                                                 ============     ============


See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS GOVERNMENT FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund's objective is to achieve a significant level of current income which is consistent with security and liquidity of principal.

A. Security Valuation -- U.S. Government obligations are traded primarily in the over-the-counter markets. Such securities are valued at the mean between the last bid and asked prices as furnished by a pricing service. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At December 31, 1996, the Fund had capital loss carryovers of $21,723,560 of which $21,519,052 expires in 2002 and $204,508 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post October losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $6,248 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Securities Transactions -- For the year ended December 31, 1996, purchases and sales (including pay-downs) of securities other than short-term U.S. Government obligations and corporate notes, aggregated $238,445,978 and $264,025,844, respectively.

At December 31, 1996, the cost of investments for federal income tax purposes was $186,249,236. Accumulated net unrealized appreciation on investments was $707,182 consisting of $1,642,552 gross unrealized appreciation and $935,370 gross unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Since July 1987, FIMCO has voluntarily waived .25% of the fee on the first $200 million of the Fund's average daily net assets. For the year ended December 31, 1996, this reduction amounted to $489,874.

For the year ended December 31, 1996, FIC, as underwriter, received $279,408 in commissions after allowing $7,092 to other dealers.
Shareholder servicing costs included $280,158 in transfer agent fees paid to ADM, and $116,130 in custodian fees paid to FFS.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital -- The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class
A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.




Financial Highlights
FIRST INVESTORS GOVERNMENT FUND, INC.
The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
--------------------------------------------------------------------------------------------
                                                             CLASS A
                                ------------------------------------------------------------
Year Ended December 31                1996      1995      1994      1993      1992      1991
--------------------------------------------------------------------------------------------
Per Share Data
-----------------
Net Asset Value,
Beginning of Year                  $11.31    $10.50    $11.55    $11.83    $11.92    $11.08
                                  -------   -------   -------   -------   -------   -------
Income from Investment
Operations
Net investment income                 .68       .71       .69       .72       .76       .84
Net realized and unrealized
gain (loss) on investments           (.30)      .82     (1.06)     (.26)     (.09)      .83
                                  -------   -------   -------   -------   -------   -------
Total from Investment
Operations                            .38      1.53      (.37)      .46       .67      1.67
                                  -------   -------   -------   -------   -------   -------
Less Distributions from:
Net investment income                 .64       .72       .68       .74       .76       .79
Net realized gains                     --        --        --        --        --       .04
                                  -------   -------   -------   -------   -------   -------
Total Distributions                   .64       .72       .68       .74       .76       .83
                                  -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Year                        $11.05    $11.31    $10.50    $11.55    $11.83    $11.92
                                  =======   =======   =======   =======   =======   =======

Total Return (%)+                    3.51     14.98     (3.22)     3.99      5.90     15.74
-----------------
Ratios/Supplemental Data
-----------------------
Net Assets,
End of Year (in millions)            $187      $217      $219      $288      $306      $316
Ratio to Average
Net Assets: (%)++
Expenses                             1.39      1.38      1.40      1.32      1.33      1.34
Net investment income                6.15      6.50      6.31      6.14      6.45      7.43
Ratio to Average Net
Assets Before Expenses
Waived (Note 3): (%)
Expenses                             1.63      1.61      1.60      1.48      1.49      1.50
Net investment income                5.90      6.27      6.11      5.98      6.29      7.27
Portfolio Turnover Rate (%)           121       163       260       584       330       117


Financial Highlights (Continued)
--------------------------------------------------------------------------------------------
                                                                                CLASS B
                                ------------------------------------------------------------
Year Ended December 31               1990      1989      1988      1987      1996     1995*
--------------------------------------------------------------------------------------------
Per Share Data
-----------------
Net Asset Value,
Beginning of Year                  $11.01    $10.75    $10.79    $12.12    $11.31    $10.52
                                  -------   -------   -------   -------   -------   -------
Income from Investment
Operations
Net investment income                 .90       .98       .96       .87       .60       .63
Net realized and unrealized
gain (loss) on investments            .07       .26      (.04)    (1.02)     (.31)      .80
                                  -------   -------   -------   -------   -------   -------
Total from Investment
Operations                            .97      1.24       .92      (.15)      .29      1.43
                                  -------   -------   -------   -------   -------   -------
Less Distributions from:
Net investment income                 .90       .98       .96       .87       .56       .64
Net realized gains                     --        --        --       .31        --        --
                                  -------   -------   -------   -------   -------   -------
Total Distributions                   .90       .98       .96      1.18       .56       .64
                                  -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Year                        $11.08    $11.01    $10.75    $10.79    $11.04    $11.31
                                  =======   =======   =======   =======   =======   =======

Total Return (%)+                    9.20     12.02      8.71     (1.13)     2.73     13.94
-----------------
Ratios/Supplemental Data
-----------------------
Net Assets,
End of Year (in millions)            $299      $237      $254      $357        $1        $1
Ratio to Average
Net Assets: (%)++
Expenses                             1.28      1.01       .99      1.24      2.09      2.13(a)
Net investment income                8.24      8.91      8.69      7.79      5.44      5.75(a)
Ratio to Average Net
Assets Before Expenses
Waived (Note 3): (%)
Expenses                             1.49      1.22      1.16      1.38      2.34      2.37(a)
Net investment income                8.03      8.70      8.52      7.65      5.20      5.51(a)
Portfolio Turnover Rate (%)            94       117       156        74       121       163

*   For the period 1/12/95 (date shares first offered) to 12/31/95
+   Calculated without sales charge
++  Net after fees waived (Note 3)
(a) Annualized

See notes to financial statements




Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Government Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Government Fund, Inc. at December 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                                     Tait, Weller & Baker
Philadelphia, Pennsylvania
January 31, 1997



FIRST INVESTORS GOVERNMENT FUND,  INC.

Directors

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers

Glenn O. Head
President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer

Shareholder Information

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.